SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 17:-	SUBSEQUENT EVENTS

On December 9, 2025, we entered into a definitive agreement to acquire Munich-based Blickfeld GmbH, a pioneer in 3D LiDAR sensors and software. The transaction, which closed on February 13, 2026, was valued at €10.4 million in cash, with an additional €1 million in performance-based earnouts, fully funded from Senstar's cash reserves. By acquiring Blickfeld, Senstar strengthened its position in critical infrastructure security and expanded its capabilities into high-growth verticals such as 3D traffic management and volume monitoring. Post-acquisition, Blickfeld GmbH and its North American subsidiary will continue to operate under their current names as subsidiaries of Senstar, maintaining their Munich headquarters while utilizing Senstar's global sales and support network to accelerate market penetration